UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2016

Cogint, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On November 3, 2016, Cogint, Inc. (the "Company") held an analyst conference call regarding its financial results for the third quarter of 2016. A copy of the conference call transcript is attached and furnished as Exhibit 99.1 to this Form 8-K Current Report and is incorporated herein by reference. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No. Description
99.1 November 3, 2016 conference call script

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogint, Inc.

November 7, 2016	By:	/s/ Derek Dubner

Name: Derek Dubner
Title: CEO

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Exhibit Index

Exhibit No.	Description

99.1	November 3, 2016 conference call script